UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2007

TRX, INC.

(Exact Name Of Registrant As Specified In Charter)

Georgia	000-51478	58-2502748
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

6 West Druid Hills Drive

Atlanta, Georgia 30329

(Address of principal executive offices, including zip code)

(404) 929-6100

(Registrant’s telephone number, including area code)

Not applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e(4)(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

(b) On July 13, 2007, TRX, Inc. accepted the resignation of Peter J. Grover, Executive Vice President, Sales & Client Services—Europe.

(e) Under a release agreement entered into by Mr. Grover and TRX Europe Ltd. (the “Company”) on July 13, 2007, the resignation will be effective August 4, 2007. The release agreement provides that Mr. Grover will receive a payment in August 2007 equal to six months of his current base salary and benefits, including a gross-up payment for related tax liability. Pursuant to the release agreement, Mr. Grover must continue to abide by certain terms of his employment contract related to confidentiality, competition, and non-solicitation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRX, INC.
(Registrant)

Date: July 19, 2007		/s/ David D. Cathcart
	Name:	David D. Cathcart
	Title:	Chief Financial Officer